Exhibit 10.21

AMENDMENT TO EMPLOYMENT AGREEMENT

AMENDMENT dated as of August 30, 2012 (this “Amendment”) to the Employment Agreement (the “Agreement”) entered into on May 7, 2010 and made effective as of June 1, 2010 between Mediware Information Systems, Inc., a New York corporation (the “Company”), and John M. Damgaard (the “Grantee”). Capitalized terms not defined in this Amendment shall have the meanings ascribed to them in the Agreement.

WITNESSETH:

WHEREAS, pursuant to Section 3.2 of the Plan, subject to the provisions of the Plan, the Compensation Committee of the Board of Directors has the authority and discretion to establish the terms, conditions, performance criteria, restrictions and other provisions of any award granted under the Plan; and

WHEREAS, the Company and the Grantee desire to amend Section 3(c)(ii)(a) of the Agreement, as hereinafter provided.

NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt of which hereby is acknowledged, the parties agree as follows:

1.           Section 3(c)(ii)(a) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

a.           11,250 of the Performance Shares shall vest upon the filing of the Form 10-K with the SEC for the fiscal year ended June 30, 2011, 11,250 of the Performance Shares shall vest on August 30, 2012 and 11,250 of the Performance Shares shall vest upon the filing of the Form 10-K with the SEC for the fiscal year ended June 30, 2013, if the Chief Executive Officer and the Compensation Committee of the Board of Directors determines that the performance metrics setting out the vesting requirements for the Performance Shares are achieved.  The performance metrics for the Performance Shares shall be determined by the Compensation Committee of the Board of Directors and the Chief Executive Officer on or before June 30th of the preceding one year period (for example, the performance metrics for the one year beginning July 1, 2010 will be determined no later than June 30, 2010).

2.           Except as set forth in this Amendment, each and every provision of the Agreement in effect on the date hereof shall remain in full force and effect.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written by the Company and the Grantee.

MEDIWARE INFORMATION SYSTEMS, INC.

By: ______________________________
Name:
Title:

_____________________________
John M. Damgaard

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